LEGG MASON
TAX EXEMPT TRUST, INC.

A money market fund seeking to produce high current income exempt from federal income tax, to preserve capital, and to maintain liquidity.






                            PROSPECTUS April 28, 2000

                            THE ART OF INVESTING(sm)






As with all mutual funds, the Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

T A B L E  O F  C O N T E N T S

About the fund:
---------------

   1         Investment objective
   3         Principal risks
   5         Performance
   6         Fees and expenses of the fund
   7         Management


About your investment:
----------------------

   9         How to invest
  11         How to sell your shares
  13         Account policies
  14         Services for investors
  16         Distributions and taxes
  17         Financial highlights

LEGG MASON TAX EXEMPT TRUST, INC.

[icon]  I N V E S T M E N T  O B J E C T I VE

INVESTMENT OBJECTIVE: High current income exempt from federal income tax, preservation of capital, and maintenance of liquidity. The fund is a money market fund that seeks to maintain a constant net asset value of $1.00 per share.

PRINCIPAL INVESTMENT STRATEGIES: To achieve its objective, the fund adheres to the following practices:

o it invests primarily in short-term, high-quality municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax.

o as a fundamental policy, except during defensive periods, it maintains at least 80% of its assets invested in municipal obligations that have remaining maturities of one year or less or that are variable or floating rate demand notes. Variable and floating rate securities are securities whose interest rates change at specified intervals so they approximate current market rates.

o it invests the balance of its assets in municipal obligations that have remaining maturities of 397 days or less or that are variable or floating rate demand notes.

o        it maintains a dollar-weighted average maturity of 90 days or less.

o it limits its investments to obligations that present minimal credit risk in the opinion of the adviser and are rated in one of the two highest short-term ratings categories by at least two nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc., ("Moody's") or Standard & Poor's ("S&P") or one NRSRO if only rated by one. If a security is unrated by any NRSRO, the adviser may determine the security to be of comparable quality.

o it may invest, to a limited extent, in taxable short-term money market instruments.

The fund may invest in securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities. These debt obligations generally are issued to obtain funds for various public purposes, including constructing a wide range of public facilities, refunding outstanding obligations, obtaining funds for general operating expenses and making loans to other public institutions and facilities. Municipal obligations in which the fund may invest include, but are not limited to:

o        revenue bonds
o        general obligation bonds
o        private activity bonds
o        tax anticipation notes
o        bond anticipation notes
o        revenue anticipation notes.

The fund does not intend to invest more than 25% of its net assets in:

o        municipal obligations whose issuers are in the same state;

o municipal obligations that are repayable out of revenue streams generated from economically related projects or facilities; or

o private activity bonds issued by issuers in the same industries. For purposes of this restriction, there is no limitation on investments in U.S. Treasury securities or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies. At such times, the fund may not be pursuing its principle investment strategies and it may not achieve its investment objective.

[icon]  P R I N C I P A L  R I S K S

IN GENERAL:

There is no assurance the fund will meet its investment objective. Although the fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the fund. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INTEREST RATE RISK:

Interest rate risk is the possibility that the market prices of the fund's investments may decline due to an increase in interest rates. Generally, the longer the maturity of an obligation, the greater the effect on its value when rates change.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. These reset provisions generally reduce the effect of market interest rates on the value of the security.

CREDIT RISK:

Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the private companies issuing them and are not absolute guarantees as to quality.

The fund considers the "issuer" of a municipal obligation to be the entity responsible for payment. Thus, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this prospectus. In certain circumstances, the non-government user of facilities financed by private activity bonds is considered to be the issuer.

OTHER RISKS:

Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there may be some risk of default by the issuer.


Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are also under way that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

The fund is not intended to be a balanced investment program and is not designed for investors who are unable to benefit from tax-exempt income, such as qualified retirement plans and individual retirement accounts. The fund is not appropriate for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal.

The fund is not an appropriate investment for "substantial users" of certain facilities financed by private activity bonds or persons related to such "substantial users." For more information, see the "Additional Tax Information"
section in the Statement of Additional Information.

[icon]  P E R F O R M A N C E

The information below provides an indication of the risks of investing in the fund by showing changes in its performance from year to year. Annual returns assume reinvestment of dividends and distributions, if any. Historical performance of the fund does not necessarily indicate what will happen in the future.

YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)

1990     5.30

1991     3.93

1992     2.34

1993     1.75

1994     2.25

1995     3.17

1996     2.85

1997     2.95

1998     2.75

1999     2.56

                           DURING THE PAST TEN YEARS:

                       Quarter Ended                Total Return
                       -------------                ------------
Best quarter:          December 31, 1990                   1.34%
Worst quarter:         March 31, 1993                      0.42%

For the fund's current seven-day yield, call toll-free 1-800-822-5544.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999:

    1 Year                  2.56%
    5 Years                 2.86%
    10 Years                2.99%

[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D

The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets so they lower the fund's dividends. Other expenses include transfer agency, custody, professional and registration fees. The fund has no sales charge or redemption fee, but is subject to a Rule 12b-1 service fee.

                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
                   -------------------------------------------

Management fees                                          0.50%
Service (12b-1)fee                                       0.20%(a)
Other Expenses                                           0.11%
--------------                                          ------

Total Annual Fund Operating Expenses                     0.81%


(a) Legg Mason Wood Walker, Incorporated has agreed to waive 0.10% of the 12b-1 service fee indefinitely, reducing total expenses from 0.81% to 0.71%.

EXAMPLE:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.

    1 Year        3 Years        5 Years        10 Years
    ------        -------        -------        --------

    $  83         $ 259          $ 450          $1,002

[icon]  M AN A G E M E N T

ADVISER AND ADMINISTRATOR:

Legg Mason Capital Management, Inc. ("Adviser"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser for the fund. The Adviser directs the investments of the fund in accordance with its investment objectives, policies and limitations. The Adviser acts as investment adviser to investment company portfolios and to private accounts for institutions and individuals with aggregate assets of about $5.8 billion as of December 31, 1999.


Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the fund's administrator. LMFA is responsible for the non-investment affairs of the fund, providing office space and administrative staff for the fund and directing all matters related to the operation of the fund. LMFA acts as manager or investment adviser to investment companies with aggregate assets of about $18.2 billion as of December 31, 1999.


For its services, the fund paid the Adviser a fee equal to an annual rate of 0.50% of the fund's average daily net assets for the fiscal year ended December 31, 1999. The Adviser paid LMFA a fee equal to an annual rate of 0.05% of the fund's average daily net assets.

DISTRIBUTOR OF THE FUND'S SHARES:

Legg Mason Wood Walker, Incorporated, ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes the fund's shares. The fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and/or shareholder service fees for the sale of its shares and for services provided to shareholders not to exceed an annual rate of 0.20% of the fund's average daily net assets. However, Legg Mason has agreed that it will waive 0.10% of the 12b-1 service fee indefinitely. The fees are calculated daily and paid monthly.

Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell shares of the fund. Legg Mason pays these brokers up to 90% of the service fee that it receives from the fund for those sales.

The Adviser, LMFA and Legg Mason are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[icon] H O W  T O  I N V E S T

To open an account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS") or another entity that has entered into an agreement with Legg Mason to sell shares of the fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Certain investment methods may be subject to lower minimum initial and additional investments. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of the fund. Contact your financial adviser or FIS with any questions regarding your investment options.

ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE SHARES OF THE FUND:

--------------------------------------------------------------------------------
In Person           Give your financial adviser a check for $100 or more payable to the fund.

--------------------------------------------------------------------------------
Mail Mail your check, payable to the fund, for $100 or more to your financial adviser or to Legg Mason Funds Investor Services at P.O. Box 17023, Baltimore, MD 21297-0356.

--------------------------------------------------------------------------------
Telephone or Wire   Call your  financial  adviser  or FIS at  1-800-822-5544  to transfer available cash balances in your brokerage account or to transfer money from your bank directly. Wire transfers may be subject to a service charge by your bank.

--------------------------------------------------------------------------------
Internet or         FIS clients may  purchase  shares of the fund  through  Legg
TeleFund            Mason's  Internet site at  http://www.leggmasonfunds.com  or through a telephone account management service "TeleFund" at 1-877-6-LMFUNDS.

--------------------------------------------------------------------------------
Future First        Contact a Legg  Mason  Financial  Adviser  to enroll in Legg
Systematic          Mason's Future First Systematic  Investment Plan. Under this
Investment Plan     plan, you may arrange for automatic  monthly  investments in the fund of $50 or more. The transfer agent will transfer funds monthly from your Legg Mason account or from your checking/savings account to purchase shares of the fund.

--------------------------------------------------------------------------------
Automatic           Arrangements  may be made with some  employers and financial
Investments         institutions for regular  automatic  monthly  investments of
                    $50 or more in shares of the fund. You may also reinvest dividends from certain unit investment trusts in shares of the fund.

--------------------------------------------------------------------------------

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

    Purchase orders received in federal funds form, by either your Legg Mason Financial Advisor or the entity offering the fund, on any day that the New York Stock Exchange is open, will be processed as follows:

                                   Shares will be purchased  Such shares will
                                   at the net asset value    begin to earn
If the purchase order is           next determined           dividends on the
received                           on
before 12:00 noon, Eastern time    same day                     same day
12:00 noon or after, but before
4:00 p.m., Eastern time            same day                     next day
4:00 p.m. or after, Eastern time   next day                     next day

If you do not make payment in federal funds, your order will be processed when payment is converted into federal funds, which is usually completed in two days, but may take up to ten days. Most bank wires are federal funds.

[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

YOU MAY USE ANY OF THE FOLLOWING METHODS TO SELL SHARES OF THE FUND:

--------------------------------------------------------------------------------
Telephone          Call  your  financial  adviser  or FIS at  1-800-822-5544  or another authorized entity offering the fund and request redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                   Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $12. Be sure that your financial adviser has your bank account information on file.


--------------------------------------------------------------------------------
Internet or        FIS clients may request a redemption  of fund shares  through
TeleFund           Legg Mason's  Internet site at  http://www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS.

--------------------------------------------------------------------------------

Mail Send a letter to the fund requesting redemption of your shares. The letter should be signed by all of the owners of
                   the  account  and  their   signatures   guaranteed   without
                   qualification. Redemption requests for shares valued at $10,000 or more or when proceeds are to be paid to someone other than the account holder will require a signature guarantee. You may obtain a signature guarantee from most banks or securities dealers.

--------------------------------------------------------------------------------
Checkwriting       The fund offers a free  checkwriting  service.  You may write checks to anyone in amounts of $250 or more. The fund's transfer agent will redeem sufficient shares from your account to pay the checks. You will continue to earn dividends on your shares until the check clears at the transfer agent. Please do not use your checks to close your account.

--------------------------------------------------------------------------------
Securities         Legg Mason has special  redemption  procedures  for investors
Purchases at       who wish to purchase  stocks,  bonds or other  securities  at
Legg Mason         Legg Mason.  Once you've placed an order for securities,  and have not indicated any other payment method, fund shares will be redeemed on the settlement date for the amount due. Fund shares may also be redeemed to cover debit balances in your brokerage account.

--------------------------------------------------------------------------------

The fund will follow reasonable procedures to ensure the validity of any telephone or Internet redemption request, such as requesting identifying information from users or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.


Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser, FIS or another authorized entity offering the fund.


Redemption orders will be processed promptly. You will generally receive the proceeds within a week. Normally, proceeds from redemption orders received before 11:00 a.m. Eastern time will be sent that same day. Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

Redemptions made through authorized entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

The fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

[icon]  A C C O U N T  P O L I C I E S

CALCULATION OF NET ASSET VALUE:

To calculate the fund's share price, the fund's assets are valued and totaled, liabilities are subtracted, and the resulting net assets are divided by the number of shares outstanding. The fund seeks to maintain a share price of $1.00 per share. The fund is priced twice a day, as of 12:00 noon, Eastern Time, and at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. Like most other money market funds, the fund normally values its investments using the amortized cost method.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. The fund will not redeem accounts that fell below $500 solely as a result of a reduction in net asset value per share.

The fund reserves the right to:

o reject any order for shares or suspend the offering of shares for a period of time,

o   change its minimum investment amounts, and

o delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions or excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission.

[icon]  S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact your financial adviser or other authorized entity offering the fund for sale.

ACCOUNT STATEMENTS:

Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

PREMIER ACCOUNT STATUS:

Legg Mason offers a Premier Asset Management Account, which allows you to combine your fund account with a preferred customer VISA Gold debit card, a Legg Mason brokerage account with margin borrowing availability and unlimited checkwriting with no minimum check amount. Other services include the ability to automatically transfer free credit balances in your brokerage account to your fund account and the automatic redemption of fund shares to offset debit balances in your brokerage account. Legg Mason charges an annual fee for the Premier Account, which is currently $85 for individuals and $100 for corporations and businesses.

EXCHANGE PRIVILEGE:

Fund shares may be exchanged for shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of the fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

The fund reserves the right to:

o terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year.

o terminate or modify the exchange privilege after 60 days' notice to shareholders.

[icon]  D I S T R I B U T I O N S  A N D  T A X E S



The fund declares any dividends from its net investment income daily and pays them monthly. Your dividends will be automatically reinvested in additional shares of the fund, unless you elect to receive them in cash. To change your election, you must notify the fund at least 10 days before the next dividend is to be paid. The fund does not expect to realize any capital gain or loss; however, if the fund realizes any net short-term capital gains, it will pay them at least once every twelve months. If the postal or other delivery service is unable to deliver your check, your dividend option will automatically be converted to having all dividends reinvested in fund shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks. You may request that your dividends be reinvested in shares of another Legg Mason fund.


Any dividends will be "exempt-interest" dividends if, at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income for federal income tax purposes. Exempt-interest dividends are excludable from a shareholder's gross income; however, the amount of those dividends must be reported on the recipient's federal income tax return.

Fund distributions of any net short-term capital gains are taxable to most investors, whether received in cash or reinvested in additional shares of the fund. Generally, those distributions will be taxable as ordinary income.

The sale or exchange of fund shares will not result in any gain or loss for the shareholder to the extent the fund maintains a stable share price of $1.00.

To a limited extent, the fund may invest in securities that generate income that is not exempt from federal or state income tax. Dividends derived from interest on municipal obligations may not be exempt from income taxation under state or local law. A tax statement will be sent to each investor at the end of each year detailing the tax status of the investor's distributions.

The fund will withhold 31% of all taxable dividends payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number or who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[icon]  F I N A N C I A L  H I G H L I G H T S

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report. The annual report is available upon request by calling toll-free 1-800-822-5544.

Year ended December 31,                1999        1998           1997          1996          1995
-----------------------                ----        ----           ----          ----          ----

The following information reflects financial results for a single share of the fund:

Net asset value,
beginning of year:                     $1.00       $1.00          $1.00         $1.00         $1.00
                                       -----       -----          -----         -----         -----
Income from investment operations:

Net investment income                 .0252        .0271          .0292         .0282         .0313

Distributions:

Dividends from net investment
income:                              (.0252)       .0271)        (.0292)       (.0282)       (.0313)
                                     -------      -------        -------       -------       -------

Net asset value, end of year.         $1.00         $1.00         $1.00         $1.00         $1.00
                                      =====         =====         =====         =====         =====


Total return:                         2.56%         2.75%         2.95%         2.85%         3.17%
Ratios/Supplemental Data:
Ratio of total expenses to average
net assets(a):                         .71%          .72%          .73%          .64%          .66%
Ratio of net expenses to average
net assets(b):                         .70%          .71%          .72%          .64%          .65%
Ratio of net investment income to
average net assets:                   2.52%         2.71%         2.92%         2.82%         3.14%
Net assets, end of year
(in thousands):                    $374,853      $330,134      $307,371      $278,492      $224,656


(a) This ratio reflects total expenses before compensating balance credits.

(b) This ratio reflects expenses net of compensating balance credits.

Legg Mason
Tax Exempt Trust, Inc.

The following additional information about the fund is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about the fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

To request the SAI or any reports to shareholders, or to obtain more information:

o     call toll-free 1-800-822-5544

o     visit us on the Internet via http://www.leggmasonfunds.com
                                   -----------------------------

o     write to us at:            Legg Mason Wood Walker, Incorporated
                                 100 Light Street, P.O. Box 1476
                                 Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


LMF-015                                              SEC file number: 811-3526